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                                                                   EXHIBIT 99.4

                            AMENDMENT TO FREEZE THE
                                SOUTHDOWN, INC.
                           DIRECTORS' RETIREMENT PLAN

                              W I T N E S S E T H:

     WHEREAS, the Southdown, Inc. (the "Company") presently maintains the Southdown, Inc. Directors' Retirement Plan (the "Plan") which became effective on February 14, 1995; and

     WHEREAS, the Company, pursuant to Section 5.1 of the Plan, has the right to amend the Plan, from time to time, subject to certain limitations.

     NOW, THEREFORE, in order to make various revisions desired by the Company, and subject to paragraph 8 below, the Plan is hereby amended in the following manner:

     1. Section 1.3 of the Plan is hereby amended in its entirety to read as follows:

1.3 "Months of Service" means, all purposes other than the determination of whether a Participant is entitled to a Plan Benefit under Section 9.1, the Participant's aggregate number (or any lesser number if the context clearly indicates such) of full months of service on the Company's Board of Directors immediately prior to the Effective Date. For purposes of determining whether a Participant is entitled to a Plan Benefit under Section 9.1, service after the Effective Date shall be included.

     2. Section 1.12 of the Plan is hereby added in its entirety to read as follows:

1.12 "Effective Date" means March 25, 1999.

     3. Section 2.1 of the Plan is hereby amended in its entirety to read as follows:

2.1 Eligibility to Participate. A member of the Company's Board of Directors is eligible to become a Participant in the Plan, provided such member (i) either
(a) has accumulated sixty (60) Months of Service by the Effective Date or (b) is a member of the Company's Board of Directors immediately prior to the Effective Date, (ii) has not been removed from the Company's Board of Directors for cause as permitted by applicable law, and (iii) is not a participant in, eligible to participate in, nor entitled to benefits from, a Qualified Retirement Plan.

     4. Section 4.1 of the Plan is hereby amended in its entirety to read as follows:

4.1 Amount of Benefit. Plan Benefits payable to a Participant pursuant to Paragraph 3.1 will be paid in an amount equal to sixty-six and two-thirds percent (66%) of the per month average of the combined board and committee fees received by such Participant during the last twelve consecutive Months of Service (or, if a Participant has been a director for a period of less than



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twelve consecutive months, the consecutive Months of Service during such shorter period) immediately prior to the Effective Date. For purposes of this Paragraph, the term "combined board and committee fees earned by such Participant" includes any Board and committee fees received in cash or any Board and committee fees converted into Stock Units pursuant to Sections 4.1 and 4.2 of the Southdown, Inc. Phantom Stock and Deferred Compensation Plan for Non-Employee Directors.

     5. Section 7.1 of the Plan is amended to read in its entirety as follows:

7.1 Change in Control. In the event of a change in control of the Company, as such term is defined in the Company's 1989 Stock Option Plan, notwithstanding the provisions of Section 9.1, a Participant shall be entitled to receive a Plan Benefit.

     6. Section 8.1 of the Plan is hereby added in its entirety to read as follows:

8.1 Frozen Plan. Immediately after the Effective Date, (i) no member of the Company's Board of Directors who is not a Participant shall become a Participant and (ii) no Participant shall earn or accrue any further benefits under the Plan. Any benefits earned or accrued prior to the Effective Date shall be distributed in accordance with the Plan.

     7. Section 9.1 of the Plan is hereby added in its entirety to read as follows:

9.1 Vested Plan Benefit. Except as provided in Section 7.1, no Participant under the Plan shall have the right to any Plan Benefit unless a Participant has accumulated sixty (60) Months of Service.

     8. This Amendment shall be effective upon the date of its adoption by the Company's Board of Directors ("Board"), provided that if the March 25, 1999 Amendment to the Southdown, Inc. 1991 Nonqualified Stock Option Plan for Non-Employee Directors is not approved by the shareholders of the Company at the Annual Meeting of the Shareholders of the Company in 1999, this Amendment shall be null and void and have no effect.

     9. This Amendment to the Plan was approved by the Board on March 25, 1999. Except as provided herein, the Plan remains unchanged and in full force and effect.


Approved:                                     Date:
         ---------------------------------         ----------------------------


                                       2
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                             FIRST AMENDMENT TO THE
                   SOUTHDOWN, INC. DIRECTORS' RETIREMENT PLAN

                              W I T N E S S E T H:

     WHEREAS, Southdown, Inc. (the "Company") maintains the Southdown, Inc. Directors' Retirement Plan (the "Plan"); and

     WHEREAS, the Company, pursuant to Section 5.1 of the Plan, has the right to amend the Plan from time to time subject to certain limitations.

     NOW, THEREFORE, in order to make certain revisions desired by the Company, the Plan is hereby amended in the following manner effective as of January 1, 1997:

1. Section 4.1 is hereby amended in its entirety to read as follows:

          4.1 Amount of Benefit. Plan Benefits payable to a Participant pursuant to Paragraph 3.1 will be paid in an amount equal to sixty-six and two-thirds percent (66 2/3%) of the per month average of the combined board and committee fees earned by such Participant during the last twelve consecutive Months of Service. For purposes of this Paragraph, the term "combined board and committee fees earned by such Participant" includes any board and committee fees received in cash or any board and committee fees converted into Stock Units pursuant to Sections 4.1 and 4.2 of the Southdown, Inc. Phantom Stock and Deferred Compensation Plan for Non-Employee Directors.



Approved:
         --------------------------------
Date:
     ------------------------------------


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                   SOUTHDOWN, INC. DIRECTORS' RETIREMENT PLAN


     Southdown, Inc. has adopted the Southdown, Inc. Directors' Retirement Plan, effective February 14, 1995, for the members of its Board of Directors to ensure that the overall effectiveness of the Company's compensation program for directors will attract, retain and motivate qualified directors.

1. Definitions. When used herein, the following words shall have the meanings below unless the context clearly indicates otherwise:

     1.1 "Committee" means the Southdown, Inc. Employee Benefits Committee as appointed by the Board of Directors to administer the Qualified Retirement Plans.

     1.2 "Company" means Southdown, Inc., a Louisiana corporation, and any successor thereto.

     1.3 "Months of Service" means the Participant's aggregate number (or any lesser number if the context clearly indicates such) of full months of service on the Company's Board of Directors immediately prior to such Participant's termination of service on the Board of Directors.

     1.4 "Participant" means any member of the Company's Board of Directors who meets the eligibility requirements of Paragraph 2.1.

     1.5  "Plan" means the Southdown, Inc. Directors' Retirement Plan.

     1.6 "Plan Benefit" means the monthly benefit payable in accordance with the Plan.

     1.7  "President" means the President of the Company.

     1.8 "Qualified Retirement Plan" means the Southdown, Inc. Pension Plan or the Southdown, Inc. Retirement Savings Plan as each may be amended from time to time or any successor thereto.

     1.9 "Recipient" means a Participant or a surviving Spouse receiving or entitled to receive a Plan Benefit.

     1.10 "Retirement Date" means the first of the month immediately following a Participant's attainment of age 65 or the Participant's termination of service on the Company's Board of Directors, whichever is later.

     1.11 "Spouse" means the Participant's lawful spouse as of the date of the Participant's death.

2.1 Eligibility to Participate. A member of the Company's Board of Directors is eligible to become a Participant in the Plan; provided such member (i) has accumulated sixty (60) Months of Service, (ii) has not been removed from the Company's Board of Directors for cause as permitted by applicable law, and
(iii) is not a participant in, eligible to participate in, nor entitled to benefits from, a Qualified Retirement Plan.

2.2 Term of Participation. Once a member becomes a Participant, he shall remain a Participant until the final and complete payment of all Plan Benefits to which such Participant is entitled under the Plan.

3.1 Eligibility for Benefits. Each Participant is eligible to retire from the Company and receive a Plan Benefit under the Plan beginning on the Participant's Retirement Date.

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3.2  Term of Benefit Payments. Plan Benefits payable to a Participant pursuant to Paragraph 4.1, or to a surviving Spouse pursuant to Paragraph 4.2, shall be paid, until the earlier of (i) the date of the last to occur of the Participant's death or the surviving Spouse's death, or (ii) the date on which the aggregate number of monthly payments made to the Participant and surviving Spouse equals the Participant's Months of Service.

3.3 Death Benefits. If a married Participant dies prior to age 65, such benefit due hereunder shall be payable to the Spouse in accordance with Paragraph 4.2 for the term specified in Paragraph 3.2 commencing on the Participant's Retirement Date assuming the Participant had:

     (i) separated from service on the Board on the earlier of the actual date of separation or the date of death,
     (ii) survived to age 65,
     (iii) retired with an immediate joint and survivor annuity based on Participant's Plan Benefit on date of death, and
     (iv) died on the day after the day on which the Participant would have attained age 65.

     If a married Participant dies after age 65, but prior to his or her Retirement Date, such benefit due hereunder shall be payable to the Spouse in accordance with Paragraph 4.2 for the term specified in Paragraph 3.2 commencing on the Participant's Retirement Date assuming the Participant had retired with an immediate joint and survivor annuity on the day before the Participant's date of death.

4.1 Amount of Benefit. Plan Benefits payable to a Participant pursuant to Paragraph 3.1 will be paid in an amount equal to sixty-six and two-thirds percent (66 2/3%) of the per month average of the combined board and committee fees received by such Participant during the last twelve consecutive Months of Service.

4.2  Form and Manner of Payment. The Plan Benefit payable pursuant to Paragraph
4.1 shall be in the form of a joint and survivor annuity. Such joint and survivor annuity following the Participant's death shall be payable to the Spouse at a rate equal to 50% of the rate at which benefits were payable to the Participant. Plan Benefits shall be paid by a check mailed directly to Recipient or a electronic funds transfer, as Recipient shall direct, in accordance with the normal payment cycle of the Company for making supplemental pension payments, and shall be subject to all statutory tax withholdings.

5.1 Plan Amendments and Termination. The Company intends the Plan to be permanent but reserves the right to amend or terminate the Plan when, in the sole opinion of the Company, such amendment or termination is advisable. Any such amendment or termination shall be made pursuant to a resolution of the Board of Directors of the Company and shall be effective as of the date of such resolution. No amendment or termination of the Plan shall directly or indirectly deprive any Participant of any Plan Benefit, or the right to a Plan Benefit, which has been earned prior to the effective date of the resolution amending or terminating the Plan.

5.2 Benefits on Plan Termination. In the case of a Plan termination, each Participant's Plan Benefit shall be calculated and payable as set forth herein based on the Participant's Months of Service immediately prior to the effective date of such Plan termination.

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5.3  Sale or Merger. The Plan shall not be automatically terminated by a transfer or sale of assets of the Company or by the merger or consolidation of the Company into or with any other corporation or other entity, but the Plan shall be continued after such sale, merger or consolidation only if and to the extent that the transferee, purchaser or successor entity agrees to continue the Plan. In the event the Plan is not continued by the transferee, purchaser or successor entity, then the Plan shall terminate subject to the provisions of Paragraphs 5.1 and 5.2.

6.1 No Effect on Rights. Nothing contained herein will confer upon any Participant the right to be retained in the service of the Company nor limit the right of the Company to discharge or otherwise deal with Participants without regard to the existence of the Plan.

6.2 Funding. The Plan at all times shall be entirely unfunded and no provision shall at any time be made with respect to segregating any assets of the Company for payment of any benefits hereunder. No Participant shall have any interest in any particular assets of the Company by reason of the right to receive a benefit under the Plan and any such Participant shall have only the rights of a general unsecured creditor of the Company with respect to any rights under the Plan. Nothing contained in the Plan shall constitute a guaranty by the Company or any other entity or person that the assets of the Company will be sufficient to pay any benefit hereunder.

6.3 Spendthrift Provision. No benefit payable under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, or charge prior to actual receipt thereof by the payee; and any attempt so to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge prior to such receipt shall be void; and the Company shall not be liable in any manner for or subject to the debts, contracts, liabilities, engagements or torts of any person entitled to any benefit under the Plan.

6.4 Administration. The Committee shall be responsible for the general operation and administration of the Plan and for carrying out the provisions thereof. It has all powers necessary to accomplish that purpose, including, but not by way of limitation, the following:

     a. To adopt and issue rules and regulations necessary for the proper conduct and administration of the Plan, and to change, alter, or amend such rules and regulations;

     b. To construe and enforce the Plan in accordance with its terms and any rules and regulations it establishes; and

     c. To resolve all questions arising in the administration of the Plan, including those relating to eligibility, participation under the Plan, and the rights of Participants and surviving Spouses. The Committee's decisions thereon shall be final and binding upon all persons.

6.5 Disclosure. Each Participant shall receive a copy of the Plan and the Committee will make available for inspection by any Participant a copy of the rules and regulations used by the Committee in administering the Plan.

6.6 State Law. The Plan is established under, and the execution, validity, interpretation and performance of this Plan shall be determined and governed exclusively by, the laws of the State of Texas, without reference to the principles of conflict of laws. Exclusive jurisdiction with respect to any legal proceeding brought by a Participant, or any party representing Participant or claiming to have an interest in Participant's Plan Benefit ("claiming party"), shall be settled by arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.

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In reaching his or her decision, the arbitrator shall have no authority to change or modify any provision of this Plan. In addition, any and all charges which may be made for the cost of the arbitration and the fees and expenses of the arbitrator shall be borne equally by the parties. Jurisdiction, with respect to any legal proceeding brought by Company concerning any subject matter contained in this Plan, shall rest in state or federal courts sitting in the State of Texas or in any jurisdiction where Participant resides, does or has done business, or owns property. Also, Company, at its election, may submit any dispute it has with Participant or claiming party to arbitration in accordance with the procedures set forth in this Paragraph.

6.7 Incapacity of Recipient. In the event a Recipient is declared incompetent and a conservator or other person legally charged with the care of his person or of his estate is appointed, any benefits under the Plan to which such Recipient is entitled shall be paid to such conservator or other person legally charged with the care of his or her person or estate. Except as provided above in this paragraph, when the Committee in its sole discretion, determines that a Recipient is unable to manage his or her financial affairs, the Committee may direct the Company to make distributions to any person for the benefit of such Recipient.

6.8 Unclaimed Benefit. Each Recipient shall keep the Committee informed of his or her current address. The Committee shall not be obligated to search for the whereabouts of any person. If the location of a Recipient is not made known to the Committee within two (2) years after the date on which any payment of the Recipient's Plan Benefit may be made, then the Company shall have no further obligation to pay any benefit hereunder to such Recipient and such benefits shall be irrevocably forfeited.

6.9 Limitations on Liability. Notwithstanding any of the preceding provisions of the Plan, neither the Company nor any individual acting as an employee or agent of the Company or as a member of the Committee shall be liable to any Participant, former Participant, Spouse, Recipient, or any other person for any claim, loss, liability or expense incurred in connection with the Plan.

7.1 Change in Control. In the event of a change in control of the Company, as such term is defined in the Company's 1989 Stock Plan, the following shall be substituted for Paragraph 2.1, but only with respect to members then serving on the Company's Board of Directors:

     A member of the Company's Board of Directors is eligible to become a Participant in the Plan; provided such member (i) has not been removed from the Company's Board of Directors for cause as permitted by applicable law, and (ii) is not a participant in, eligible to participate in, nor entitled to benefits from, a Qualified Retirement Plan.



Approved: /s/ Edgar J. Marston III          Date: March 23, 1995
          ---------------------------             -----------------------------


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